Exhibit 32.1
MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
CERTIFICATE OF CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CHIEF
ACCOUNTING OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Selwyn Joffe Selwyn Joffe
Chief Executive Officer
February 9, 2009
In connection with the Quarterly Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, David Lee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Lee David Lee
Chief Financial Officer
February 9, 2009
In connection with the Quarterly Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Kevin Daly, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin Daly Kevin Daly
Chief Accounting Officer
February 9, 2009
The foregoing certifications are being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of each of these statements has been provided to Motorcar Parts of America, Inc. and will be retained by Motorcar Parts of America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.